Exhibit 99.1

2005 GMAC AFSA Investor Conference May 17, 2005 Sanjiv Khattri Executive Vice President & Chief Financial Officer

GMAC Safe Harbor In the presentation that follows and in related comments by General Motors Acceptance Corporation's management, our use of the words "expect", "anticipate", "project", "estimate", "forecast", "objective", "plan", "goal", "outlook", "target", "pursue" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases and other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 2

General Motors 3

2005 First Quarter Highlights Adjusted EPS ($1.48) (excludes special items), ($839) million Net Loss, $45.8 billion Revenue Reported EPS ($1.95), ($1.1) billion Net Loss Low Q1 '05 production levels combined with a weaker product mix and increased healthcare expense drove significant loss at GMNA Favorable impact from GME recovery plan beginning to be realized GME first quarter market share at six year high 5th consecutive quarter of profit from GMLAAM Reduced GMAP profit driven by more challenging China environment and reduced Japan income Solid GMAC performance despite interest rate challenges Strong Mortgage operation results 4

2004 2005 2005 Fav/(Unfav) 2004 ---------------- $ Millions ----------------- GMNA $401 ($1,336) ($1,737) GME (116) (103) 13 GMLAAM 1 46 45 GMAP 275 60 (215) Total Automotive 561 (1,333) (1,894) GMAC 764 728 (36) Corporate Other (117) (234) (117) Total Net Income 1,208 (839) (2,047) EPS (excl. special items) 2.12 (1.48) (3.60) Worldwide Production (000) 2,273 2,211 (62) Global Market Share 13.6% 13.4% (0.2) p.p. GM Q1 Adjusted Results - Net Income 5

General Motors Acceptance Corporation 6

3 Major Lines of Business Financing (2004 assets of $202 Billion) Financing loans to automotive retail and lease customers 8.6 million retail automotive accounts Inventory financing to automotive dealers Real estate and working capital loans to dealers 9,500 automotive dealer relationships Full-service leasing Asset-based lending Insurance (2004 assets of $12 Billion) Extended warranty contracts Personal auto insurance Commercial insurance for dealers Reinsurance Mortgage (2004 assets $110 Billion) Residential and commercial mortgages 8th year in a row of increasing U.S. market share 2.6 million mortgage customers Securitization of mortgages Expanding international mortgage operations Growing investment / asset management business 7

Organization Structure 8 GMAC Financial Services Financing Operations Insurance Operations North American Auto Operations International Auto Operations Commercial Finance Group Residential Capital MIC Personal Lines Mortgage Operations Commercial Mortgage RFC Residential Mortgage GM

Global Origination Volume 9

GMAC Net Income Mortgage/Insurance Financing $ millions Net Income increases in a challenging ratings environment $728 Q1 10

Net Income by Sector 2002 2004 Auto Finance Diversified Businesses (Mortgage, Insurance, etc.) GMAC Net Income Diversification Sustainable future earnings driven by diverse business portfolio 11

Memo: 2003 Memo: 2003 2004 2005 2005 2005 Fav/(Unfav) 2004 Financing $302 $442 $248 ($194) Mortgage 371 371 231 385 154 Insurance 26 26 91 95 4 Total 699 699 764 728 (36) First Quarter 2005 Net Income $ millions 12

Recent Financial Results Achieved in a Difficult Environment Credit Rating Downgrades Rising Market Interest Rates Widening GMAC Borrowing Spreads Declining Mortgage Volume 13

2005 Net Income Financing Operations Insurance Operations Mortgage Operations At least $2.5 Billion 14

Mortgage Net Income Industry Volume * ($ trillion) 2.0 2.6 3.8 2.8 2.2 $ millions Volume represents US residential mortgage industry - source: Fannie Mae $385 Q1 15

2005 Mortgage Outlook Industry Volume GMAC Mortgage Profitability Growth in U.S. market share for 9th year in a row Increase in servicing income Increase in fee-for-service businesses Expansion of international mortgage operations 16

Insurance Net Income $ millions $95 Q1 17

2005 Insurance Outlook Insurance Premium Growth Underwriting Performance Growth in International Markets Income From Investment Portfolio 2005 Outlook G G G G G G 18

Financing Net Income $248 Q1 $ millions 19

2005 Financing Outlook 2005 Outlook G Credit Losses Y Y Rising Interest Rates Widening Borrowing Spreads Balance Sheet Capacity Y G Gains on Off-Lease Vehicles 20

GMAC Liquidity Update 21

GMAC Liquidity Position GMAC currently with very strong liquidity position Strong Q1 '05 cash portfolio of $18.5 billion* Capital leverage ratio reduced Term of debt maturities extended Many new funding channels established with more being cultivated Reduced reliance on institutional unsecured debt * Includes $2.4B of cash invested in a portfolio of highly liquid marketable securities 22

Liquidity Profile 23 Includes cash; excludes on-balance sheet secured debt and the related assets

GMAC Global Liquidity Over $70B of unutilized capacity Strong Q1 '05 cash portfolio of $18.5B* *Includes $2.4B of cash invested in a portfolio of highly liquid marketable securities 24

GMAC Access to Capital Small Banks/ Insurance Co.'s Syndicated Whole Loan Sales GMAC Asset Origination Platform Major Banks Seeking to Retain Whole Loans Investment Banks Seeking to "Repackage" and Sell to Investors GMAC Balance Sheet (GMAC Auto Bank or other B/S Capacity) Public & Private Market Asset-Backed Investors Hedge Funds Seeking Higher- Risk Higher-Return Assets 25

New Funding Initiatives Further develop the private and public whole loan markets for auto assets GMAC selling more subordinated tranches Extending committed flow agreements Syndicated multi-investor whole loan transactions Grow GMAC banks GMAC Automotive Bank, GMAC Bank, GMAC Commercial Mortgage Bank, Escrow Bank USA Execute non-traditional asset securitization Transactions completed for GMAC Commercial Finance, Nuvell 26

US Funding Mix 2001 2004 Asset Backed Securities Institutional Unsecured Whole Loan Sales Retail $ 65 Billion $ 47 Billion* * Includes pre-funding for 2005 27

Impact of ABS on Global Automotive Funding Outstanding Secured (ABS) Unsecured 21% 79% 2004 2001 18% 82% 28

Originate/Sell Auto Finance Model GMAC "Front-End" Financial Institutions "Back-End" Unique Origination Platform Captive Financing for GM's Subvented Business Auto Loan Underwriting Expertise Loan Servicing Expertise Low Cost of Funds Balance Sheet Capacity 29

GMAC RFC GMAC Mortgage GMAC Credit Rating Residential Capital Credit Rating Residential Mortgage Operations Stand-alone Credit Rating (Residential Funding Corp) 30

2005 GMAC U.S. Auto Funding Plan * Includes pre-funding for 2005 31 ABCP Term ABS Bank Conduits

GM / GMAC Operating Agreement Formal public operating agreement in place since 2001 All credit transactions are conducted and priced at prudent and commercially reasonable standards and established on an arm's length basis GMAC's equity will be kept at commercially-reasonable levels, as determined quarterly, to support its assets GMAC will, at all times, maintain separate books, records, financial statements and bank accounts from GM Agreement has stood the test of time GM and GMAC are recognized as separate stand-alone companies Agreement is a legally binding enforceable contract between GM and GMAC Enforceable by all impacted stakeholders 32

2005 Objectives Net Income Earn at least $2.5 billion Dividends to GM Remit in excess of $2.0 billion Strong Liquidity Position Ensure ample funding under downside scenarios 33

Q & A 34

General Motors Acceptance Corporation 35